Exhibit 10.2
Amendment Number 2 to
Securities Purchase Agreement
This Amendment Number 2 to Securities Purchase Agreement, dated December 30, 2009 (the “Amendment”), is by and between Image Entertainment, Inc., a Delaware corporation (the “Company”), JH Partners, LLC, as the Investor Representative, and the several Investors listed on Schedule 1 to the Securities Purchase Agreement dated December 21, 2009 (the “Purchase Agreement”).
WHEREAS, by letter agreement dated December 24, 2009, the parties hereto amended Section 12.15(e) of the Purchase Agreement to change “December 24, 2009” to “December 29, 2009;” and
WHEREAS. the parties wish to amend certain other provisions of the Purchase Agreement.
NOW THEREFORE, the parties hereto agree as follows:
1. Capitalized terms used herein without definition have the meanings ascribed to them in the Purchase Agreement.
2. Section 6.9 of the Purchase Agreement is hereby amended to read in its entirety as follows:
6.9 Board of Directors. The Board shall have taken all actions necessary and appropriate to appoint Messrs. Michael John and Patrick Collins and one other person nominated by the Investors (the “JH Designees”) to the Board effective as of the Initial Closing Date. The Company shall have provided the Investors with evidence satisfactory to them of the taking of such actions and the resignations of all members of the current Board.
3. A new Section 10.10 is added to the Purchase Agreement as follows:
10.10 Management Fee. The Company shall pay the Investor Representative or its designee a management fee of $300,000 on December 31, 2010 and $300,000 on December 31, 2011.
On and after the date hereof, each reference in the Purchase Agreement to the “Agreement” shall mean the Purchase Agreement as amended hereby. Except as specifically amended above, the Purchase Agreement shall remain in full force and effect is hereby ratified and confirmed.

IMAGE ENTERTAINMENT, INC.
By:	/s/ Jeff M. Framer
	Name:	Jeff M. Framer
	Title:	President and CFO

JH PARTNERS, LLC, as the Investor Representative
By:	/s/ John Hansen
Name:
Title: